================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       Date of report (Date of earliest event reported): November 14, 2006

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                  333-114018               04-2955061
 (State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

     31 Market Street, Ipswich, Massachusetts                       01938
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Conditions

      On November 14, 2006, First Ipswich Bancorp (the "Company") issued a press release announcing the Company's financial results for the quarter ended September 30, 2006. The press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99.1      Press Release dated November 14, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP


Date: November 14, 2006                   By: /s/ Timothy L. Felter
                                              ---------------------
                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Exhibit Description
-----------       -------------------

99.1              Press Release dated November 14, 2006.